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                            FOURTH AMENDMENT TO LEASE

         This Fourth Amendment to Lease (the "FOURTH AMENDMENT"), dated as of December 12, 2005 is made by and between Marlborough Campus Limited Partnership, a Massachusetts limited partnership ("LANDLORD"), and 3Com Corporation, a Delaware corporation ("TENANT").

                                   BACKGROUND

         WHEREAS, Landlord and Tenant entered into a lease (the "ORIGINAL LEASE") dated as of November 26, 2002, as amended by First Amendment to Lease dated as of November 26, 2002, Second Amendment to Lease dated as of February 16, 2005, and Third Amendment to Lease dated as of July 18, 2005 (the Original Lease, as amended, the "LEASE") pursuant to which Landlord leased to Tenant certain premises containing approximately 168,315 rentable square feet (the "ORIGINAL PREMISES") located in the building at 350 Campus Drive ("BUILDING 2"), and approximately 2,478 rentable square feet of space (the "EXPANSION PREMISES") located on the second floor of the building located at 100 Campus Drive ("BUILDING 1"), and approximately 30,203 rentable square feet of space (the "ADDITIONAL PREMISES") located on the fifth floor of Building 1 (the Original Premises, the Expansion Premises and the Additional Premises, collectively, the "Premises"), in The Campus at Marlborough (the "PROJECT"), in Marlborough, Massachusetts; and

         WHEREAS, Landlord and Tenant wish to amend the Lease as more particularly set forth herein.

                                    AGREEMENT

         NOW THEREFORE, in consideration of the mutual covenants and conditions of the parties set forth in the Lease and this Fourth Amendment, and for other good and valuable consideration, the parties, intending to be legally bound, agree that the Lease is hereby amended as follows:

         1. Defined Terms. Capitalized terms used in this Fourth Amendment and not otherwise defined herein shall have the meanings set forth in the Lease.

         2. Right of First Offer to Lease Additional Space in New Building. Section 10 of the Third Amendment and Article 31 of the Lease are hereby deleted in their entirety.

         3. Ratification of Lease. Except as modified by this Fourth Amendment, the Lease is hereby ratified and affirmed, and is in full force and effect and unmodified in all other respects. In the event of any inconsistency between the terms and conditions of this Fourth Amendment and the terms and conditions of the Lease, the terms and conditions of this Fourth Amendment shall govern.

         4. No Other Amendment. There are no other oral or written understandings, agreements or obligations between Landlord and Tenant other than those expressly set forth in the Lease and this Fourth Amendment. In the event of any inconsistency between the terms of this Fourth Amendment and the terms of the Lease, the terms of this Fourth Amendment shall control.


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         5.       Counterparts. This Fourth Amendment may be executed in
multiple counterparts, each of which shall constitute an original.

         6. Authority. Each individual executing this Fourth Amendment hereby represents and warrants that Landlord, Landlord's general partner, or Tenant, as applicable, is a duly formed and existing entity in good standing qualified to do business in the Commonwealth of Massachusetts and has full right and authority to execute and deliver this Fourth Amendment and perform its obligations under the Lease (as amended by this Fourth Amendment) and that each person or entity acting and/or signing on behalf of Landlord, Landlord's general partner, or Tenant, as applicable, is authorized to do so. Each of the parties hereto represents and warrants to the other that no consent from any other person or entity is necessary as a condition precedent to the legal effect of this Fourth Amendment, except that the approval of Landlord's mortgagee may be required, and if so, will be obtained by Landlord prior to Landlord's execution of this Fourth Amendment.


         IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed the day and date first above written.

                                        "LANDLORD":

                                        MARLBOROUGH CAMPUS LIMITED PARTNERSHIP

                                        By: Bergen of Marlborough, Inc., general
                                        partner

                                        By:  /s/TOM BROZAN
                                        Its:  VICE PRESIDENT

                                        "TENANT":

                                        3COM CORPORATION,
                                        a Delaware corporation
Attest:
                                        By: /s/ NEAL D. GOLDMAN
By: /s/ JAMES MCINERNEY                     Name: Neal D. Goldman
    Name: James McInerney                   Title: Sr. V.P. Management Services,
    Title: Director Real Estate                    General Counsel and Secretary


                                        (Corporate Seal)


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                        (ACKNOWLEDGMENT FOR CORPORATION)

STATE OF MASSACHUSETTS
                                       SS.:
COUNTY OF MIDDLESEX

               On this 12TH day of December, 2005, before me the undersigned notary public, personally appeared Neal D. Goldman, and provided to me through satisfactory evidence of identification, which was personal knowledge, to be the person whose name is signed on the preceding or attached document and acknowledged to me that he/she signed it voluntarily for its stated purpose, as Sr. V.P. Management Services, General Counsel and Secretary of 3Com Corporation.



                                           /s/ DANA ST. JAMES
                                           Notary Public

                                           My commission expires:



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